Exhibit 10.6

IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the date first set forth above.

ROTECH HEALTHCARE INC.

/s/ Thomas J. Koenig
Name:	Thomas J. Koenig
Title:	CFO

Executive

/s/ Timothy C. Pigg
Timothy C. Pigg

State of Florida

County of Orange

Before me, a Notary Public, personally appeared Timothy C. Pigg, known to me to be the person whose name is subscribed hereto. Given under my hand and seal this 7th day of December, 2016.

Penny L Lohman

[Signature Page to Employment Agreement]

IN WITNESS WHEREOF, the parties below have agreed to the terms of this Release.

ROTECH HEALTHCARE INC.		EXECUTIVE

/s/ Thomas J. Koenig		/s/ Timothy C. Pigg
Name:	Thomas J. Koenig	Timothy C. Pigg
Title:	CFO	Date Signed:	12/07/16

Date Signed:	12/07/16

State of Florida

County of Orange

 Before me, a Notary Public, personally appeared Timothy C. Pigg, known to me to be the person whose name is subscribed hereto. Given under my hand and seal this 7th day of December, 2016.

Notary Public (Seal)
Penny L Lohman
State of	Florida

Personally known        ☒           OR Produced Identification ☐

Type of Identification Produced:

Exhibit B-8